                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of earliest event) March 17, 2004
                                                     --------------



                           BELDEN & BLAKE CORPORATION
             (Exact name of registrant as specified in its charter)



            Ohio                      0-20100                     34-1686642
------------------------------      ------------             -------------------
      (State or other               (Commission                (IRS Employer
jurisdiction of incorporation)      File Number)             Identification No.)



5200 Stoneham Road, North Canton, Ohio                                  44720
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code

ITEM 9.   REGULATION FD DISCLOSURE

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

OPERATIONAL OUTLOOK FOR 2004

         The Company's operational outlook for 2004 is based on its current productive wells and its low risk drilling plans for the remainder of 2004. The production volume estimates include approximately 1.1 Bcf of natural gas production from two recently completed Trenton Black River ("TBR") wells, which are subject to numerous risks and uncertainties. Due to the uncertainty associated with exploratory drilling, acquisitions and dispositions, the Company does not include any projection of these activities in this 2004 outlook. Accordingly, actual results in 2004 may differ significantly from the outlook provided.

         The following table includes estimates given as of March 17, 2004, that are based on current expectations and currently available information. These forward-looking statements are subject to a number of risks and uncertainties which may cause the Company's actual results to differ materially from the following estimates. The preceding sections address certain of the risks and uncertainties to which the Company is subject.




                                                       Quarter Ending      Year Ending
(unaudited, dollars in millions, except as noted)      March 31, 2004   December 31, 2004
                                                       ---------------- -------------------
Production
    Gas (Mmcf)                                           3,850 - 4,000     16,200 - 16,700
    Oil (Mbbls)                                             93 - 97           360 - 380
    Total production (Mmcfe)                             4,408 - 4,582     18,360 - 18,980

Production expense per Mcfe                            $  1.14 - 1.18    $   1.07 - 1.10
Production taxes per Mcfe                                 0.14 - 0.15        0.12 - 0.14

Exploration expense excluding exploratory dry hole
  expense                                              $   1.7 - 1.8     $    7.5 - 8.5
General and administrative expense                         1.1 - 1.2          4.2 - 4.6
Gas gathering, marketing and oilfield services margin      0.6 - 0.7          2.2 - 2.7

Mmcf - Million cubic feet          Mcfe - Thousand cubic feet of natural gas equivalent

Mbbls - Thousand barrels           Mmcfe - Million cubic feet of natural gas equivalent



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CAPITAL EXPENDITURE PLAN FOR 2004

         In addition to the exploration expense discussed above, the Company currently plans to spend approximately $36 million on its capital expenditure plan for 2004. Principal planned capital expenditure categories in 2004 are as follows:

                     2004 CAPITAL EXPENDITURES
                           (IN MILLIONS)
Drilling and completion (including exploratory dry hole expense)        $ 28
Production enhancements and field improvements                             4
Leasehold acreage                                                          3
Other capital expenditures                                                 1
                                                                    ---------
                                                                        $ 36
                                                                    =========

         Approximately 61% of the drilling budget is allocated to highly developed or blanket formations while approximately 39% is allocated to the deeper, or less developed, potentially more prolific formations. The Company's actual drilling activity in 2004 may be impacted by the availability of drilling rigs, other oil field goods and services and changes in commodity prices.

         The Company plans to spend approximately $17 million to drill 94 highly developed or blanket formation wells and approximately $10 million to drill 13 TBR wells and two Oriskany wells. Five of the TBR wells are planned to be drilled in the New York area where the Company had two recent exploratory discoveries. The Company plans to spend an additional $1 million to drill 11 other exploratory wells to various shallow, less developed formations. The following table sets forth the planned 2004 drilling activity:

                                          GROSS     NET
FORMATION                 LOCATION        WELLS     WELLS
----------------------   ------------   ---------  --------
HIGHLY DEVELOPED OR BLANKET FORMATIONS
--------------------------------------
Antrim                   MI                 36       33.1
Medina                   PA                 25       24.4
Coalbed Methane          PA                 18       18.0
Clarendon                PA                 15       15.0
                                        -------   --------
                                            94       90.5
DEEPER OR LESS DEVELOPED FORMATIONS
-----------------------------------
Trenton Black River      PA, NY, OH         13        7.7
Oriskany                 PA, NY              2        1.0
Other Exploratory        IN, KY             11        7.1
                                        -------   --------
                                            26       15.8

         The Company intends to finance its planned 2004 capital expenditures through its available cash flow, available revolving credit facility and, to a lesser extent, the sale of non-strategic assets. At March 17, 2004 the Company had approximately $37 million available under its existing revolving credit facility.


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



Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 17, 2004       BELDEN & BLAKE CORPORATION
      -------------------
                             (Registrant)


                             By:    /s/ Robert W. Peshek
                                  -----------------------------------------
                                    Robert W. Peshek, Senior Vice President
                                    and Chief Financial Officer






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